UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2004

                          PENTHOUSE INTERNATIONAL, INC.


               (Exact name of registrant as specified in charter)


          Florida                         333-83448               65-1158257
----------------------------      ------------------------  --------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



    11 Penn Plaza, New York, New York                               10001
-----------------------------------------                         ----------
(Address of principal executive offices)                          (Zip Code)


                                 (212) 702-6000
               --------------------------------------------------
               (Registrant's telephone number including area code)


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

As set forth in the mandatory report submitted by General Media, Inc., our subsidiary, to the Court, the following are our interim unaudited financial results.

RECENT  OPERATING  RESULTS; MONTHLY PERIOD ENDIND DECEMBER 31, 2003

As set forth in the mandatory report submitted to the Court, consolidated net revenue of General Media for the month of December was $4,536,723, up from $3,924,975 in November, an increase of $611,748. Consolidated operating income for the month of December was $1,532,238, up from $1,051,000 in November, an increase of $481,238.

After giving effect to bankruptcy restructuring expense of $372,484 in December, after tax net income in December was $1,098,441.

The increase in net revenue, net operating income and after tax net income was principally attributable to General Media resuming full publication of its six magazines. The above information has not been reviewed by our independent auditors.

RECENT  OPERATING  RESULTS;  QUARTERLY  PERIOD  ENDING  DECEMBER  31,  2003

As set forth in the certified report submitted to the Court, consolidated net revenue of General Media for the quarter ending December 31, 2003 $12,601,489. Consolidated operating income for quarter ending December 31, 2003, $3,466,160.

After giving effect to bankruptcy restructuring expense of $1,506,049, after tax net income for the quarter ending December 31, 2003 was $1,801,742.

The increase in net revenue, net operating income and after tax net income was principally attributable to General Media resuming full publication of its six magazines. The above information has not been reviewed by our independent auditors.

In connection with the General Media Chapter 11 proceedings, case number 03-15078, filed with the Bankruptcy Court in the Southern District of New York, mandatory financial information is periodically being disclosed by a subsidiary of the Registrant and may not be broadly accessible to the public. As a result, disclosures made in accordance with bankruptcy procedure may be material non-public information.

The Registrant is disclosing the unaudited summary financial information set forth above on this Form 8-K in order to provide broad access to the public. The unaudited financial information above was previously disclosed by General Media in its court filings.

Reference is also made to publicly available documents filed with the bankruptcy court to determine the most current status of all matters related to the bankruptcy case of General Media and to disclosures made on Form 8-K dated January 13, 2004, including disclosure information on the impact of the bankruptcy proceedings. Penthouse International, Inc. ("the Registrant") owns 99.5% of the capital stock of General Media. The Registrant did not file for protection under the Bankruptcy Code and its activities are not subject to Bankruptcy Court supervision.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENTHOUSE INTERNATIONAL, INC.



DATE:  FEBRUARY  10,  2004                  BY:   /S/  CLAUDE  BERTIN
                                            -------------------------------
                                            CLAUDE  BERTIN,  EVP  AND  SECRETARY